Exhibit 10.4

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

        AMENDMENT No. 1, effective as of September 30, 2004, to the certain Employment Agreement, dated as of September 25, 2001 (the "Original Agreement"), among Cellu Tissue Holdings, Inc., a Delaware corporation, and Russell C. Taylor (the "Executive").

        For good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree that the Original Agreement is hereby amended to provide that in the first sentence of Section 2, "September 30, 2004" shall be deleted and replaced with "September 30, 2005."

        Except as amended hereby, the Original Agreement shall remain unchanged and in full force and effect.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 1 to be executed and delivered by its duly authorized officer on May 4, 2005.

CELLU TISSUE HOLDINGS, INC.
By:	/s/ DIANNE M. SCHEU Name: Dianne M. Scheu Title: CFO and Sr. VP Finance	/s/ RUSSELL C. TAYLOR Russell C. Taylor